SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2005

                         HERITAGE SCHOLASTIC CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEVADA                    000-49998
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



                                  P.O Box 10591
                             Portland, Oregon 97296
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (503) 236-7171
                            (ISSUER TELEPHONE NUMBER)

                         Heritage Scholastic Corporation
                                   136 Acacia
                         Solana Beach, California 92075
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement, Katrina Cleburn purchased 6,531,625 shares of the Company's issued and outstanding common stock from certain shareholders of the Company. The 6,531,625 shares represents a majority of the Company's outstanding common stock. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

     o Charles Parks resigned as the Company's President and Chief Executive Officer; Randall Peterson resigned as the Company's Chief Financial Officer and Treasurer; and Lori Parks resigned as the Company's Vice President and Secretary, effective January 25, 2005.

     o Katrina Cleburn was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of January 25, 2005.

     o Further, Katrina Cleburn was appointed as the sole member of the Board of Directors of the Company.

     o Charles Parks, Randall Peterson, and Lori Parks then resigned as members of the Board of Directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Charles Parks, Randall Peterson, and Lori Parks resigned as members of the Board of Directors of the Company. The resignations are not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     Charles Parks resigned as the Company's President and Chief Executive Officer; Randall Peterson resigned as the Company's Chief Financial Officer and Treasurer; and Lori Parks resigned as the Company's Vice President and Secretary, effective January 25, 2005.

     Katrina Cleburn was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of January 25, 2005. Ms. Cleburn is currently the President and member of the Board of Directors for Nano Chemical Systems, Inc., a development stage company that holds patents for manufacturer's products containing nanoparticulates for protection of fabric and wooden surfaces from UV radiation. From 2001 to 2003, she was the President of Heartland Oil & Gas, Inc., a subsidiary of Mid America Oil & Gas, Inc. Concurrently, she also held the position of Chief Financial Officer of the parent company, overseeing all accounting issues of Mid America Oil & Gas, Inc. In 1999, Ms. Cleburn founded and currently owns KADA Consulting, Inc., which provides accounting and business consulting to small start-up companies. From 1988 to 1999, Ms. Cleburn worked as an accountant for several property management and development companies and insurance companies, including Harsch Investment Corp., Westcor Partners, Frontier Administrators, and TIB Corporation. Ms. Cleburn received her Bachelor of Arts Degree in Accounting from Linfield College, and went on to later attain her Master of Business Administration from Portland State University.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KATRINA CLEBURN

                                    By: /s/ Katrina Cleburn
                                        --------------------------
                                            KATRINA CLEBURN
                                            CEO


Dated: February 11, 2005